WELLS FARGO VARIABLE TRUST

Corporate Bond Fund

Supplement dated March 17, 2003 to the
Combined Prospectus dated May 1, 2002, as supplemented May 13, 2002,
February 13, 2003 and February 21, 2003
and the Stand-Alone Prospectus dated May 1, 2002, as supplemented February 21, 2003

Robert N. Daviduk, CFA has replaced Daniel J. Kokoszka, CFA as the portfolio manager of the Corporate Bond Fund. The "Portfolio Manager(s)" section in the stand-alone and the combined prospectuses is supplemented by removing the biography for Daniel J. Kokoszka and adding the following information:

Robert N. Daviduk, CFA
Corporate Bond Fund since 2003
Mr. Daviduk joined WCM in 2002 as a Managing Director and Director of Intermediate Fixed-Income investing. Prior to joining WCM, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Bank of America Capital Management since 1997. Mr. Daviduk earned his BS in Business Administration/Accounting from Bucknell University, and his MBA in Finance/International Business from New York University.